                              WASHINGTON, DC 20549

                                   FORM 8 - K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    May 15, 2002

Florida East Coast Industries, Inc.
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Florida
--------------------------------------------------------------------------------

       001-08723                            59-2349968
--------------------------------------------------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

One Malaga Street, St. Augustine, FL                          32084
--------------------------------------------------------------------------------
(Address of Principal Executive Offices                       (Zip Code)

                                  904/826-2398
--------------------------------------------------------------------------------
(Registrant's Telephone Number, Including Area Code)




SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Florida East Coast Industries, Inc.
                                                     (Registrant)

Date:  May 15, 2002                       By:  /s/ Heidi J. Eddins
                                             ----------------------

                                          Name:  Heidi J. Eddins
                                                 ---------------------

                                          Title:   Executive Vice President,
                                                   -------------------------
                                                   Secretary and General Counsel
                                                   -----------------------------

Item 9.  Furnished Information.

On May 15, 2002 through May 17, 2002, Robert W. Anestis, Chairman, Chief Executive Officer and President of Florida East Coast Industries, Inc., (NYSE:
FLA, FLA.b) intends to speak to various potential investors at various locations in Milwaukee, Chicago and St. Louis. Mr. Anestis will present slides, which highlight Florida East Coast Industries, Inc. (and subsidiaries), consolidated and subsidiary business accomplishments, as well as (but not limited to) business opportunities, markets, certain financial results, balance sheet components and growth potential.

The information contained in the slide presentation is reproduced below.


Slide 1:


FLORIDA EAST COAST INDUSTRIES, INC. (Corporate Logo)

FLORIDA EAST COAST RAILWAY L.L.C. (LOGO)

FLORIDA EXPRESS CARRIERS (LOGO)

FLAGLER DEVELOPMENT COMPANY (LOGO)

EPIK COMMUNICATIONS INCORPORATED (LOGO)


Photo - Florida East Coast Railway locomotive


Investor Presentation

May 2002


Slide 2:


FORWARD LOOKING STATEMENTS


Slide 3:


FLORIDA EAST COAST INDUSTRIES, INC. (Corporate Logo)


FLORIDA EAST COAST RAILWAY L.L.C. (LOGO)

351 main line miles

72 locomotives

4,153 cars owned/leased

Rail yards in Jacksonville, Ft. Pierce and Miami

ROW owned in fee simple

1,241 other owned acres


FLORIDA EXPRESS CARRIERS (LOGO)

Provides trucking services, primarily intermodal in conjunction with the Railway


FLAGLER DEVELOPMENT COMPANY (LOGO)

Commercial realty development, leasing, management and sales
54 owned properties

4 buildings owned in partnership with Duke Realty

30% office/70% industrial

15,700 owned acres

933 entitled acres for 13.6 million sq. ft.


EPIK COMMUNICATIONS INCORPORATED (LOGO)

Completed construction of Southeast telecommunications network

1,850 inter-city (long- haul) route miles

10 metro rings

5 international cable landing points


Slide 4:


FECI's Competitive Position

Mature core transportation and real estate businesses generating strong cash flow

Regional advantages

- Established understanding of flow of goods, infrastructure and economic development activities in the Southeast market

-        Diverse assets that cannot be duplicated today

-        Florida is growing at twice the national average

Essentially all "new" management to FECI since 1999; implementation of focused operations

Operating businesses can utilize strength and backing of the company's strong balance sheet and liquidity

Immediate access to inexpensive capital


Slide 5:

2001 Revenues and EBITDA

Pie Chart

Revenues ($304mm)


$160.7MM - Railroad 53%

$89.2MM - Realty 29%

$36.2MM - Trucking 12%

$18.2MM - Telecom 6%


Bar Chart

EBITDA

$72.1MM - Railway Legal Entity

$45.7MM - Flagler

$-6.1MM -  Florida Express Carriers (Trucking)

$-36.3MM - EPIK**

** Excludes restructuring costs and asset impairment charges of $110.2MM

Slide 6:


Competitive Advantage


Transportation (Highlighted to denote topic of slide)

Over 100 years of regional understanding & expertise - Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Stable work force with favorable labor agreements - Excellent physical plant;
  Class IV

Scheduled trains

Customer focused service

Early user of technological advances, for example remote control locomotives

Experienced, innovative management

Excellent interchange relationships


Flagler (lighter font color to simulate background)

Strong, experienced management

Expertise in both stable to growing markets

Immediate access to capital and entitled land in growth markets reduces time to market

933 acres of entitled land with ability to build additional 13.6 million square feet

Over 14,300 acres of strategically located and undeveloped land

Ability to sell land holdings as opportunities arise - Award winning properties in multiple markets

9 office parks and 58 buildings

Majority of portfolio built in the 1990s


EPIK (lighter font color to simulate background)

Southeast network construction  now completed and operational

State of the art systems and technology - Provides IP, Optical and Ethernet services Network Operations Center (NOC)

Express rings connecting major international cable landings 10 metro rings

No third party debt Managing after-tax cash flow at breakeven in 1Q2002


Slide 7:


The railroad extends 351 miles down the east coast of Florida


Graphic - Map including Florida, Georgia, South Carolina and Alabama

Cities of Jacksonville and Miami in Florida noted

Line representing I-95 from Jacksonville to Miami

Train right-of-way ( represented by train tracks) from Jacksonville to Miami

Ship symbol to note Port of Palm Beach, Port Everglades and Port of Miami

Slide 8:


FECR and FLX work together


Graphic - Map including Florida, Georgia, South Carolina and Alabama


Cities of Jacksonville and Miami in Florida noted

Line representing I-95 from Jacksonville to Miami

Train right-of-way (represented by train tracks) from Jacksonville to Miami

Florida Express Logo to represent Terminal locations in Atlanta, Georgia and Jacksonville and Miami in Florida

Dotted line with arrow (from Atlanta to Jacksonville) to denote Hurricane Train

FLX provided FECR with $5.3MM of revenue in 2001

FLX has enabled FECR to establish its "beachhead" in Atlanta with the Hurricane Train

Florida Express Carriers - Logo

Florida East Coast Railway - Logo


Slide 9:


Competitive Advantage


Transportation (lighter font color to simulate background)

Over 100 years of regional understanding & expertiseoExclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Stable work force with favorable labor agreements-Excellent physical plant; Class IV Scheduled trains

Customer focused service

Early user of technological advances, for example remote control locomotives

Experienced, innovative management

Excellent interchange relationships


Flagler (Highlighted to denote topic of slide)

Strong, experienced management

Expertise in both stable to growing markets

Immediate access to capital and entitled land in growth markets reduces time to market

933 acres of entitled land with ability to build additional 13.6 million square feet

Over 14,300 acres of strategically located and undeveloped land

Ability to sell land holdings as opportunities arise-Award winning properties in multiple markets 9 office parks and 58 buildings

Majority of portfolio built in the 1990s


EPIK (lighter font color to simulate background)

Southeast network construction  now completed and operational

State of the art systems and technologyoProvides IP,Optical and Ethernet services

Network Operations Center (NOC)

Express rings connecting major international cable landings

10 metro rings

No third party debt

Managing after-tax cash flow at breakeven in 1Q2002


Slide 10:


Flagler has exceptional assets in Florida's strongest markets


Graphic - Map including Florida, Georgia, South Carolina and Alabama


Land Portfolio Approx. 15,700 Acres (excl. FECR land)

Entitlements - 933 Acres with 13.6 Mil Sq. Ft.


Cities of Jacksonville, Orlando, Ft. Lauderdale and Miami in Florida noted

Train right-of-way (represented by  train tracks) from Jacksonville to Miami


Flagler Jacksonville Properties

Gran Park

Deerwood North

Deerwood South

Gran Park at the Avenues

duPont Center


Flagler Orlando Property

Gran Park at Southpark


Flagler South Florida Properties

Beacon Pointe (JV)

Flagler Plaza

Beacon Station Business Park

Building Portfolio 3/31/02


City                   Existing         Under Development      Total
Jacksonville           2,302,000        135,000                2,437,000
Orlando                  836,000                                 836,000
Miami                  3,461,000        522,000                3,983,000
Total(s)               6,599,000        657,000                7,256,000


Slide 11:

Competitive Advantage

Transportation (lighter font color to simulate background)

Over 100 years of regional understanding & expertise - Exclusive rail service provider for Port of Palm Beach, Port Everglades and Port of Miami

Stable work force with favorable labor agreements-Excellent physical plant; Class IV

Scheduled trains

Customer focused service

Early user of technological advances, for example remote control locomotives

Experienced, innovative management

Excellent interchange relationships


Flagler (lighter font color to simulate background)

Strong, experienced management

Expertise in both stable to growing markets

Immediate access to capital and entitled land in growth markets reduces time to market

933 acres of entitled land with ability to build additional 13.6 million square feet

Over 14,300 acres of strategically located and undeveloped land

Ability to sell land holdings as opportunities arise - Award winning properties in multiple markets

9 office parks and 58 buildings

Majority of portfolio built in the 1990s


EPIK (Highlighted to denote topic of slide)

Southeast network construction  now completed and operational

State of the art systems and technology-Provides IP,Optical and Ethernet services

Network Operations Center (NOC) Express rings connecting major international cable landings 1 metro ring in Atlanta and 9 in Florida cities No third party debt Managing after-tax cash flow at breakeven in 1Q2002


Slide 12:


EPIK Southeast Network


Graphic - Map including Florida, Georgia, South Carolina and Alabama

Cities of Jacksonville, St. Augustine, Daytona, West Palm Beach, Ft. Lauderdale, Miami, Tampa, Orlando, Tallahassee in Florida and Atlanta in Georgia noted

Train  right-of-way (represented by  train tracks) from Jacksonville to Miami

Lines denoting the EPIK network connecting all cities


Slide 13:


Transportation


Photos Florida East Coast Railway locomotive and Florida Express Carriers truck.


Slide 14:


Transportation

Resilience in challenging times

Located in Florida where growth rates continue to exceed the national averages by a multiple of two

Traffic congestion continues to be a major problem in South Florida

Highway miles traveled has increased 100% in the last decade and road capacity has increased only 20%

South Florida is a consuming marketplace creating an imbalanced lane

Recent revenue growth has come from new customers and from working with existing aggregate customers to competitively take market share from competing modes of transportation

Diligent expense management - Strong focus on safety


Slide 15:


Transportation


Growth Strategies

  Industrial Development

   Tropicana Products, Inc.

   Gold Coast Beverage Distributors

   ConAgra Foods, Inc.

Increase intermodal revenues Joint intermodal sales and marketing initiatives Capitalize on hurricane train

Create strategic alliance with LTL and TL carriers

     Swift Transportation

     Star Transportation

Build on current customer relationships and acquire new customers Develop potential strategic initiatives with CSX and/or NS


Slide 16:


Key financial metrics for FECR


4 separate bar charts


1.       Revenue ($MM) (Stacked Bar Chart)

Year              Carload           Intermodal       Other
1998              86.7              69.7             6.0
1999              93.2              65.3             6.5
2000              94.9              62.8             7.1
2001              95.3              61.9             3.5

2.       EBITDA ($MM) (Separate bars for each category)

Year          EBITDA Legal Entity           EBITDA from Rail Ops         Free Operating Cash
              Before Special Charges        before special charges       Flow from Legal
                                                                         Entity before Special Charges
1998          60.4                          52.1                         33.7
1999          64.8                          54.6                         33.4
2000          74.1                          58.5                         42.1
2001          72.1                          57.6                         39.5

3.       Capital Investment ($MM) (One bar for each year)

1998     26.7
1999     31.4
2000     32.0
2001     32.6


4.       Operating Ratio (One bar for each category)

     Year         FECR                      Class 1's
     1998         76.9%                     84.2%
     1999         75.7%                     83.6%
     2000         73.5%                     85.2%
     2001         74.4%                     80.0%


Slide 17:


Flagler Development Company - LOGO


Slide 18:


4 photos of Flagler properties

GranPark at SouthPark, Orlando

Deerwood North, Jacksonville

Beacon Pointe, Westin

Beacon Station, Miami


Slide 19:


Flagler Development Company


Resilience in challenging times

Growing Florida marketplace continues to outpace the national          averages

Economic slowdown started in early 2001

Flagler managed capital to match demand

Limited technology sector exposure

Diverse high quality tenant base

Access to inexpensive capital

Holds a portfolio of 933 entitled acres for development


Flagler Logo


Slide 20:


Growth Strategies

 "Demand Driven" development in growth markets

   Stopped speculative construction in early 2001 - ready to restart

   Focus on pre-leasing and build-to-suits

 Value creation

   Entitlement process

   Infrastructure development

   Buildings

 Opportunistic acquisitions & sales

 Capital flexibility

     Non-recourse financing

     Manage CAPEX against market opportunity

Flagler Logo


Slide 21:


Key financial metrics for Flagler


4 separate bar charts


1.       Rental Revenue ($MM)

1998     42.5
1999     48.2
2000     54.2
2001     63.0


2.       EBITDA from Operating Properties Rents ($MM)

1998     27.1
1999     32.4
2000     36.3
2001     42.0


3.       Proceeds from Land/Building Sales ($MM)

1998     7.6
1999     77.6
2000     15.7
2001     20.3


4.       Overall Year End Occupancy

1998     79%
1999     85%
2000     93%
2001     92%


Slide 22:


Unlocking the Value

Florida East Coast Industries, Inc ( Corporate Logo)


Slide 23:


$53MM of ancillary rail corridor EBITDA since 1998


Stacked Bar Chart

                      1998             1999             2000             2001
Total                 $60.5            $64.8            $74.1            $72.1

Rail Ops              $52.7            $54.5            $58.8            $57.6
Fiber                 $ 3.3            $ 5.3            $ 7.0            $ 6.7
Land Sales            $ 0.8            $ 0.8            $ 1.8            $ 1.5
Rents                 $ 2.3            $ 2.7            $ 2.9            $ 2.9
Other                 $ 1.4            $ 1.6            $ 4.2            $ 3.3

EBITDA

1998 - 2001 CAGR

Rail Ops  3.1%

Other     22.7%


Slide 24:


Besides the operational assets and land of FECR, there are an additional 1,241 acres of land held for lease, development and/or sale


Map of the State of Florida with county boundries noted The following counties are highlighted:

County          Acres
------          -----
Duval           1,360
St. Johns       3,324
Flagler         3,461
Volusia         2,909
Orange            176
Brevard         2,369
Indian River        5
St. Lucie         566
Martin             68
Palm Beach          9
Broward            78
Dade            1,333

Manatee            86

Photos - Top right - Miami River Property - 6.8 acres along SW 3rd street on
         Miami River Lower Right - Buena Vista Property - 56 acre site on North Miami Avenue between NW36th street and NW 29th in Miami


Slide 25:


In addition, the rail corridor is strategic

100-foot wide corridor from Jacksonville to Miami


Amtrak - FECI passenger service

Jacksonville to West Palm Beach

Florida Department of Transportation to invest $23.5MM (Phase I) in 2002/2003 for track and station improvements

Service to begin in 2004-05 based on a favorable Congressional budget resolution

Will provide incremental revenue and EBITDA to FEC

Long-term potential for the corridor to provide for additional passenger train service

Recent Tri Rail study identified two segments of FECR's right-of-way for future acquisition to support expanded passenger service Light rail and local transit proposals in South Florida


Sample of Corridor Values

(1988) CSX Corp. sold its 80-mile Miami-West Palm Beach corridor to the State of Florida (Journal of Commerce, 5/19/88)

(1990) Southern Pacific sold to the LA County Transportation Commission 245 miles of valuable rights-of-way, and 190 acres of adjacent land parcels (L.A. Times, 10/16/90)

 (1994) Southern Pacific closed the sale of its 20-mile rail line known as the Alameda Corridor to the Ports of Los Angeles and Long Beach (Business Wire, 12/29/94)


Slide 26:


Flagler owns over 15,700 acres located primarily on the east coast of Florida


Map of the State of Florida with county boundries noted The following counties are highlighted:

County          Acres
------          -----
Duval           1,360
St. Johns       3,324
Flagler         3,461
Volusia         2,909
Orange            176
Brevard         2,369

Indian River        5
St. Lucie         566
Martin             68
Palm Beach          9
Broward            78
Dade            1,333
Manatee            86

Land Portfolio Approx. 15,700 Acres

(excl. FECR land)

Including

933 acres of entitlements

473 acres under developed properties
leaving 14,300 acres of undeveloped land

of which Property with an asking price of $64MM is currently on the market


Slide 27:


Flagler continues to actively manage its land portfolio and entitlements


Flagler currently has approximately $64MM of surplus land listed for sale


Land & Building Sales
                             1998        1999          2000        2001
Land Transactions                6           19           25           22
Building Transactions           --           11           --            1
Land Sale Price             $7.6MM      $14.3MM      $15.7MM      $17.4MM
Buildings Sales Price           --      $63.3MM           --       $2.9MM
Total                       $7.6MM      $77.6MM      $15.7MM      $20.3MM
Gain                        $5.0MM      $21.0MM       $7.8MM      $11.1MM


Slide 28:


Flagler acquired entitled land for future development in core markets via 1031 tax deferred transactions

         Location                       Acres           Entitled SF Office        Entitled SF Industrial
1999   SouthPark II, Orlando            91.2            1,800,000                 98,000
2001   Bartram Park, Jacksonville       108             882,000                   --
2001   Flagler Plaza, Sunrise           40.9            823,000                   --


Slide 29:


Value creation at Gran Park Jacksonville

Photo Gran Park Jacksonville - Aerial view of park with proposed interchange off I-95 drawn in Currently


Located in Jacksonville's highest growth area

937-acre property acquired in the

1960s 773,000 square feet currently developed in 7 buildings


In the Future

3.6 million square feet of additional development planned

390 undeveloped usable acres

Interchange in progress to provide I-95 direct access to the park, completion expected in 2004

Baptist Hospital announced plans to build hospital in the park


Slide 30:


A success story at Beacon Station


Photo - Aerial of Beacon Station Business Park with Beacon Station outlined in red. Note proximity to Doral Country Club, Florida Turnpike, FEC Railway, I-75 and Okechobee Road


Before


800 acre land holding purchased in 1970s

Located northwest of Miami International Airport

Rail access

Interchange built to provide access to the Florida Turnpike


Now


28 Buildings, 3.1 million sq. ft. developed, with 114 tenants

Offers warehouse/showroom/office and retail space

Pre-development underway for two projects totaling 361,000 sq. ft.

4 million sq. ft. of additional development planned

Approximately 535 adjacent acres for future development


Slide 31:


FECI       an asset play


The Company is well positioned for the long term and to take advantage of an economic recovery Core businesses, transportation and real estate, are strong cash flow generators Beyond the core businesses, the Company holds valuable assets in key growth markets and continues to look for ways to unlock and enhance their value


FECR/FLX

351 main line miles

72 locomotives

4,153 cars owned/leased

Rail yards in Jacksonville, Ft. Pierce and
  Miami

Right-of-way

1,241 owned acres

Railway franchise

Right-of-way income


FLAGLER

54 owned properties in growth markets

4 buildings owned in partnership with Duke Realty

16,000 owned acres

933 entitled acres for 13.6 million sq. .ft.

92%  "same-store" occupancy rate (YE 2001)


EPIK

1,850 inter-city (long- haul) route miles

10 metro rings

5 international cable landing points

Network construction finished in 2001

Currently in operation


UNLOCKING THE VALUE

Developing entitled lands

I-95 interchange at Gran Park Jacksonville

Selling surplus land

Realizing corridor value

Realizing ancillary rail revenue